MERRILL LYNCH
DRAGON FUND, INC.




FUND LOGO




Semi-Annual Report

June 30, 1999


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Dragon Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH DRAGON FUND, INC.


Map Depicting the Fund's Asset Allocation As a Percentage* of Net Assets as of June 30, 1999

INDONESIA           2.8%
SINGAPORE          13.3%
MALAYSIA            3.0%
THAILAND            5.4%
CHINA               2.8%
HONG KONG          30.8%
SOUTH KOREA        20.5%
TAIWAN             12.8%
PHILIPPINES         4.1%

[FN]
*Total may not equal 100%.



Merrill Lynch Dragon Fund, Inc., June 30, 1999


DEAR SHAREHOLDER

For the three-month period ended June 30, 1999, Class A, Class B, Class C and Class D Shares of Merrill Lynch Dragon Fund, Inc. had total returns of +37.50%, +37.29%, +37.25% and +37.55%, respectively. (Fund results do not include sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

During the quarter ended June 30, 1999, the dragon economies continued with the slow work of repair and reconstruction amid signs that the region's economies are beginning to show positive growth. These countries continue to run large current account surpluses, and central banks are using this opportunity to aggressively lower interest rates. Record-low interest rates and surging equity markets are providing the foundation for a rise in consumer confidence and spending. Governments continue to fuel their economies with increased fiscal spending. This increased domestic liquidity, combined with positive international portfolio inflows, supported the dragon stock market rally in the June quarter. In this positive environment, the Fund was fully invested in equities.

Investment Strategy
Hong Kong continues to show signs of an economic slowdown. Unemployment remains high with consensus expectations of still-higher unemployment rates by year-end. With the currency peg limiting policy options, high real interest rates continue to take their deflationary toll on the economy. Hong Kong may be adhering to its fixed-exchange rate policy but the deflationary effects are being felt throughout the economy. Against this backdrop, it will remain difficult for property developers to raise prices significantly.

During the June quarter, we increased our exposure to telecommunications and cable television shares in Hong Kong. The rapid growth of Internet demand, coupled with the global repricing of cable/broadband capacity, has led to an upward revaluation of Hong Kong's largest fixed line and cable companies, Hong Kong Telecommunications Ltd. and Wharf (Holdings) Ltd., which are Fund investments.

In The People's Republic of China, relations with America continued to be volatile, with much of the goodwill inspired by Zhu Rong Ji's visit giving way to rival threats of containment and espionage. The accidental NATO bombing of the Chinese embassy in Belgrade is widely believed by the average Chinese to have been intentional. The Chinese government stoked anti-American protests and voiced fears that the United States is out to arrest China's development. Fortunately, as is usually the case in Sino-American relations, the tense political atmosphere has not halted ordinary trade between the two countries.

We continue to expect that the Chinese economy will remain soft for the duration of this year, and consumers continue to refuse to spend. Recent interest rate cuts are designed to stimulate consumer demand while easing the debt load of the struggling corporate sector. Although these cuts may spark a short-term equity market rally, their sustainable effect on the Chinese economy and currency remains to be seen. If we do not see a marked increase in economic activity over the next few months, there will be greater domestic pressure mounted on the currency. We remain underweighted in China, and we do not expect to increase this exposure in the near term.

Taiwan's economy showed signs of relief during the June quarter, largely the result of a surprising export recovery. May's export figures registered a 13% gain compared to the same period last year. Cyclical companies, an important part of Taiwan's manufacturing sector, also saw a turnaround in product prices as a result of restocking of downstream merchants in North Asia. These two factors, combined with ample domestic liquidity, have eased our concerns over the economy as a whole. However, we remain cautious about Taiwan's structurally fragile financial system. During the June quarter, we added two new holdings in Taiwan to the portfolio: Synnex Technology International Corporation and Far Eastern Textile Ltd. Both companies are major beneficiaries of a deeper penetration of personal computers (PC) and cellular phones in Taiwan. Synnex is the largest distributor of computer and telecommunications-related products in Taiwan.

South Korea continues to show signs of economic recovery. Annual gross domestic product (GDP) growth for the first quarter was 4.6%, and bankruptcies in May fell to the lowest level in almost eight years. The latest data in May on industrial production, inflation and trade have been highly encouraging. Industrial output was up 17.1%, inflation was subdued at 0.73% year-on-year, exports rose 2.2% year-on-year, and imports rose 25% year-on-year.

In South Korea, President Kim Dae Jung recently reshuffled his cabinet to intensify economic reforms. Mr. Kang Bong Kyun, a long-time advocate of corporate reform and vocal critic of the country's powerful chaebols, was appointed as Minister of Finance and Economy. During the June quarter, we added Kookmin Bank and Korea Telecom Corporation to our portfolio. We also added to our position in Cheil Jedang Corp. We remain slightly underweight in the South Korean market, since most company valuations are currently too high, in our view. However, we are poised to invest in this market when valuations become more attractive.

Singapore continues to show signs of recovery. Non-oil domestic exports and imports, along with manufacturing output, continued to rise. Our investments in Singapore focus on improving consumer sentiment, particularly in the property and automobile sectors. We added three predominantly residential property developers, City Developments Limited, DBS Land Limited and Allgreen Properties Limited. In the automobile sector, we chose to invest in Cycle & Carriage Ltd., the largest distributor of automobiles in Singapore. We remain slightly overweight in Singapore, and will seek to increase our position further as opportunities arise.

In Indonesia, the peaceful elections in June resulted in a win for the opposition party, PDP. A coalition government is likely to be formed, which will make it more difficult to arrive at a consensus in terms of government policy toward the economy. Meanwhile, bank reconstruction is making some progress as the government has moved to close down seven banks and recapitalize several others. In light of the improving political and economic climate, we have increased our investments in Indonesia. However, our exposure to Indonesia remains market-neutral.

Thanks to the bumper harvest of rice and corn, agricultural output in the Philippines has outpaced forecasts and has fueled the recovery of private consumption. Domestic interest rates continued to fall, while the consolidation trends within the banking and telecommunication sectors are emerging rapidly, which will be a powerful driver of returns for major companies. In the June quarter, we added San Miguel Corporation and Philippine Long Distance Telephone Company for upside potential from restructuring of underlying businesses. Both companies stand to benefit significantly from further consolidation in their sectors. Although the overall positive trends in the country remain, equity valuations now appear demanding. We have begun reducing our overweight position in the country and may continue to do so if valuations stage a further expansion.

Malaysia's credit rating was upgraded during the June quarter, but even with the removal of capital controls scheduled for September, the country is not yet reinstated into the Morgan Stanley Capital International regional stock indexes. However, positive developments in the consumer and industrial sectors suggest that there may be a return to positive GDP growth in the second half of the year. As a sign of its desire to reenter the global financial markets, Malaysia recently completed the successful issuance of a US$1 billion sovereign bond.

During the June quarter, we restructured our Malaysian investments somewhat less defensively. We believe that these investments will prove to be more profitable as investors gradually return to the Malaysian stock market. Although we increased investments somewhat during the June quarter, we remain underweight in Malaysia.


Merrill Lynch Dragon Fund, Inc., June 30, 1999


The Thai economy appears to have bottomed out and is experiencing a moderate recovery from an upturn in domestic demand. Vehicle and department store sales are up. Exports and imports are also higher, with the growth in imports suggesting improvement in the manufacturing sector. Non-performing loans in the banking system appear to have peaked and are now heading lower. Sufficient progress has been made in the restructuring and recapitalization of the banking system. Our weighting in Thailand remains neutral.

In Conclusion
The rise in share prices experienced by the dragon stock markets thus far this year is encouraging. As 1999 continues, we are monitoring several key variables. First, there is the extent of Japan's fledgling economic recovery and the potential demand for imports it will create. Second, the direction and severity of any changes in US interest rates will be important to the dragon economies. Third, the level of continued commitment to structural reform exhibited by individual companies will need to increase to further restore investor confidence. Finally, we are also closely monitoring the ability of the dragon economies to cope with the challenges presented by the advent of the year 2000.

We thank you for your investment in Merrill Lynch Dragon Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming quarterly report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kara Tan Bhala)
Kara Tan Bhala
Senior Vice President and
Portfolio Manager



August 18, 1999




PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                       12 Month            3 Month        Since Inception
                                                     Total Return        Total Return       Total Return
ML Dragon Fund, Inc. Class A Shares                     +61.72%             +37.50%            -24.50%
ML Dragon Fund, Inc. Class B Shares                     +59.83              +37.29             +25.55
ML Dragon Fund, Inc. Class C Shares                     +59.94              +37.25             -27.97
ML Dragon Fund, Inc. Class D Shares                     +61.31              +37.55             +32.87


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception periods are from 10/21/94 for Class A & Class C Shares and from 5/29/92 for Class B & Class D Shares.


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/99                        +61.72%        +53.23%
Inception (10/21/94) through 6/30/99      - 5.81         - 6.89

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/99                        +59.83%        +55.83%
Five Years Ended 6/30/99                  - 4.16         - 4.16
Inception (5/29/92) through 6/30/99       + 3.26         + 3.26

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/99                        +59.94%        +58.94%
Inception (10/21/94) through 6/30/99      - 6.76         - 6.76

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/99                        +61.31%        +52.84%
Five Years Ended 6/30/99                  - 3.38         - 4.42
Inception (5/29/92) through 6/30/99       + 4.09         + 3.30

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch Dragon Fund, Inc., June 30, 1999


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                                    Shares                                                               Value     Percent of
COUNTRIES    Industries              Held           Long-Term Investments                  Cost        (Note 1a)   Net Assets
China        Electronics           2,500,000    Legend Holdings Limited              $    1,209,184   $    2,400,562    0.7%

             Infrastructure        1,251,000    Cosco Pacific Limited                       811,459        1,040,001    0.3
                                     425,000  ++New World Infrastructure Limited            841,290          799,758    0.2
                                                                                     --------------   --------------  ------
                                                                                          1,652,749        1,839,759    0.5

             Telecommunications       78,450  ++China Telecom (Hong Kong) Limited
                                                (ADR)*                                    3,109,371        4,471,650    1.2

             Utilities--           6,220,000  ++Shandong International Power
             Electric & Gas                     Development Company Limited 'H'           1,279,680        1,402,959    0.4

                                                Total Long-Term Investments in China      7,250,984       10,114,930    2.8


Hong Kong    Banking                 525,000    Dah Sing Financial Group                  1,739,626        2,002,939    0.6
                                     425,000    Dao Heng Bank Group Ltd.                  1,931,348        1,906,272    0.5
                                     471,811    HSBC Holdings PLC                        11,163,398       17,209,614    4.8
                                      84,695    HSBC Holdings PLC (GBP)                   2,280,883        2,998,138    0.8
                                                                                     --------------   --------------  ------
                                                                                         17,115,255       24,116,963    6.7

             Conglomerates         2,056,000    Hutchison Whampoa Limited                15,440,457       18,615,987    5.2

             Electronics             852,000    Johnson Electric Holdings Limited         1,728,480        3,492,073    1.0

             Publishing &          2,842,000    South China Morning Post
             Broadcasting                       Holdings Ltd.                             1,864,697        1,593,419    0.4
                                     647,000    Television Broadcasts Ltd.                2,394,765        3,035,445    0.8
                                                                                     --------------   --------------  ------
                                                                                          4,259,462        4,628,864    1.2

             Real Estate           1,792,000    Cheung Kong (Holdings) Ltd.               9,828,190       15,936,896    4.4
                                   1,150,000    New World Development Company Ltd.        2,855,004        3,446,176    1.0
                                     983,588    Sun Hung Kai Properties Ltd.              7,554,701        8,969,254    2.5
                                   1,359,285    Wharf (Holdings) Ltd.                     3,147,226        4,239,772    1.2
                                                                                     --------------   --------------  ------
                                                                                         23,385,121       32,592,098    9.1

             Retail                1,250,000    Dairy Farm International Holdings
                                                Limited                                   1,569,191        1,500,000    0.4
                                   2,800,000    Giordano International Limited            1,177,352        1,984,894    0.5
                                                                                     --------------   --------------  ------
                                                                                          2,746,543        3,484,894    0.9

             Telecommunications      678,352    Hong Kong Telecommunications Ltd.
                                                (ADR)*                                   13,438,375       18,273,107    5.1

             Utilities--           3,919,798    Hong Kong and China Gas Company Ltd.      5,480,395        5,683,722    1.6
             Electric & Gas

                                                Total Long-Term Investments in
                                                Hong Kong                                83,594,088      110,887,708   30.8


Indonesia    Banking              40,432,000  ++PT Bank Internasional Indonesia
                                                'Foreign'                                 1,309,296        1,171,093    0.3

             Food                  2,400,000  ++PT Indofood Sukses Makmur Tbk             1,498,420        3,267,198    0.9

             Telecommunications      189,000    PT Telekomunikasi Indonesia (ADR)*        1,554,735        2,350,688    0.7

             Tobacco               1,400,000  ++PT Hanjaya Mandala Sampoerna Tbk          1,548,381        3,203,476    0.9

                                                Total Long-Term Investments in
                                                Indonesia                                 5,910,832        9,992,455    2.8


Malaysia+++  Banking               1,519,000    Public Bank Berhad 'Foreign'              1,402,578        1,590,953    0.4

             Consumer Products       657,000    Amway (Malaysia) Holdings Berhad          1,248,539        1,512,829    0.4

             Telecommunications      883,000    Telekom Malaysia Berhad                   2,239,929        3,299,632    0.9

             Tobacco                 319,000    Rothmans of Pall Mall (Malaysia)
                                                Berhad                                    1,348,609        2,413,487    0.7

             Transportation        1,099,000    Malaysia International Shipping
                                                Corporation Berhad 'Foreign'              2,013,148        2,010,013    0.6

                                                Total Long-Term Investments
                                                in Malaysia                               8,252,803       10,826,914    3.0


Philippines  Banking                 231,640    Metropolitan Bank & Trust Company         1,536,390        2,316,400    0.6

             Beverages               795,300    San Miguel Corporation 'B'                1,284,739        1,737,103    0.5

             Conglomerates         5,911,320  ++Benpres Holdings Corp.                      932,852        1,400,049    0.4

             Retail                1,785,500    Jollibee Foods Corporation
                                                (Warrants)(a)                               956,642          916,243    0.3
                                  12,504,170    SM Prime Holdings, Inc.                   2,741,932        2,829,891    0.8
                                                                                     --------------   --------------  ------
                                                                                          3,698,574        3,746,134    1.1

             Telecommunications       96,400    Philippine Long Distance Telephone
                                                Company (ADR)*                            2,563,028        2,904,050    0.8

             Utilities--             684,713    Manila Electric Company 'B'               3,971,537        2,468,571    0.7
             Electric & Gas

                                                Total Long-Term Investments in the
                                                Philippines                              13,987,120       14,572,307    4.1


Singapore    Airlines                868,000    Singapore Airlines Ltd. 'Foreign'         7,456,214        8,264,237    2.3

             Automotive              286,000    Cycle & Carriage Ltd.                     1,447,981        1,647,252    0.4

             Banking                 640,000    Development Bank of Singapore
                                                Limited 'Foreign'                         6,987,538        7,823,685    2.2
                                     329,000    Oversea-Chinese Banking Corporation
                                                Ltd. 'Foreign'                            2,129,877        2,745,695    0.7
                                     826,100    Overseas Union Bank Ltd. 'Foreign'        3,037,772        3,981,205    1.1
                                                                                     --------------   --------------  ------
                                                                                         12,155,187       14,550,585    4.0

             Electronics             795,000    Natsteel Electronics Ltd.                 1,484,427        3,480,899    1.0

             Engineering           2,802,000    Singapore Technologies
                                                Engineering Ltd.                          2,433,383        3,178,290    0.9

             Internet                 24,000  ++Pacific Internet Ltd.                       408,000        1,137,000    0.3

             Publishing &            510,837    Singapore Press Holdings Ltd.             6,360,335        8,706,596    2.4
             Broadcasting

             Real Estate           1,370,000  ++Allgreen Properties Limited                 831,379        1,481,516    0.4
                                     232,000    City Developments Limited                 1,311,294        1,486,218    0.4
                                     829,000    DBS Land Limited                          1,323,332        1,656,538    0.5
                                                                                     --------------   --------------  ------
                                                                                          3,466,005        4,624,272    1.3

             Telecommunications    1,400,000    Singapore Telecommunications, Ltd.        2,138,440        2,402,586    0.7

                                                Total Long-Term Investments in
                                                Singapore                                37,349,972       47,991,717   13.3


Merrill Lynch Dragon Fund, Inc., June 30, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
                                    Shares                                                               Value     Percent of
COUNTRIES    Industries              Held           Long-Term Investments                  Cost        (Note 1a)   Net Assets
South        Banking                 120,000    Kookmin Bank                         $    1,355,790   $    2,436,285    0.7%
Korea
             Electronics             121,308    Samsung Display Devices Co., Ltd.         4,620,968        6,602,509    1.9
                                     148,340    Samsung Electronics                       7,808,797       16,275,749    4.5
                                                                                     --------------   --------------  ------
                                                                                         12,429,765       22,878,258    6.4

             Food                     69,040    Cheil Jedang Corp.                        2,788,369        5,433,731    1.5

             Insurance                20,159    Samsung Fire & Marine Insurance           5,329,667       14,194,026    3.9

             Steel                   171,930    Pohang Iron & Steel Company,
                                                Ltd. (ADR)*                               2,851,900        5,781,146    1.6

             Telecommunications      164,900  ++Korea Telecom Corporation (ADR)*          4,544,644        6,596,000    1.8

             Utilities--             217,370    Korea Electric Power Corporation          3,842,797        9,032,827    2.5
             Electric & Gas          360,450    Korea Electric Power Corporation
                                                (ADR)*                                    4,342,498        7,389,225    2.1
                                                                                     --------------   --------------  ------
                                                                                          8,185,295       16,422,052    4.6

                                                Total Long-Term Investments in
                                                South Korea                              37,485,430       73,741,498   20.5


Taiwan       Banking               5,434,000    Bank Sinopac                              2,783,400        3,786,466    1.0

             Consumer Products     1,085,000  ++Pou Chen Corporation                      2,859,658        3,528,182    1.0

             Electronics           1,520,000  ++Advanced Semiconductor Engineering
                                                Inc.                                      2,919,845        5,131,000    1.4
                                     415,000  ++Hitron Techonology Inc.                   1,375,231        1,638,665    0.5
                                     553,000  ++Hon Hai Precision Industry                2,857,816        5,000,805    1.4
                                   2,366,520  ++Taiwan Semiconductor Manufacturing
                                                Company                                   4,209,547        9,051,261    2.5
                                   1,506,500  ++United Microelectronics Corporation,
                                                Ltd.                                      2,435,095        3,242,544    0.9
                                                                                     --------------   --------------  ------
                                                                                         13,797,534       24,064,275    6.7

             Insurance             1,147,000    Cathay Life Insurance Co., Ltd.           3,896,167        4,120,533    1.1

             Retail                  936,000    President Chain Store Corp.               2,909,010        3,174,110    0.9
                                     461,500    Synnex Technology International
                                                Corporation                               1,506,599        2,401,115    0.7
                                                                                     --------------   --------------  ------
                                                                                          4,415,609        5,575,225    1.6

             Textiles              2,090,000  ++Far Eastern Textile Ltd.                  2,423,470        3,106,844    0.9
                                     803,000    Nien Hsing Textile Corporation,
                                                Ltd.                                      1,770,503        1,877,563    0.5
                                                                                     --------------   --------------  ------
                                                                                          4,193,973        4,984,407    1.4

                                                Total Long-Term Investments in
                                                Taiwan                                   31,946,341       46,059,088   12.8


Thailand     Banking               2,520,000  ++Siam Commercial Bank Public
                                                Company Limited (Preferred)
                                                'Foreign'                                 1,771,759        3,590,231    1.0
                                   2,520,000    Siam Commercial Bank Public Company
                                                Limited (Warrants)(a)                             0        1,624,152    0.5
                                   1,202,000  ++Thai Farmers Bank Public Company
                                                Limited 'Foreign'                         1,694,499        3,718,535    1.0
                                                                                     --------------   --------------  ------
                                                                                          3,466,258        8,932,918    2.5

             Oil & Gas               241,936  ++PTT Exploration and Production
                                                Public Company Limited 'Foreign'          2,518,035        1,851,451    0.5

             Telecommunications      450,802  ++Advanced Info Service Public
                                                Company Limited 'Foreign'                 2,474,567        6,116,716    1.7
                                   2,400,000  ++TelecomAsiaCorporation Public
                                                Company Limited 'Foreign'                 1,720,624        2,426,052    0.7
                                                                                     --------------   --------------  ------
                                                                                          4,195,191        8,542,768    2.4

                                                Total Long-Term Investments in
                                                Thailand                                 10,179,484       19,327,137    5.4


                                                Total Long-Term Investments             235,957,054      343,513,754   95.5


                                   Face
                                  Amount            Short-Term Investments
United       Commercial       US$ 10,383,000    General Electric Capital Corp.,
States       Paper**                            5.75% due 7/01/1999                      10,383,000       10,383,000    2.9

                                                Total Short-Term Investments             10,383,000       10,383,000    2.9


             Total Investments                                                       $  246,340,054      353,896,754   98.4
                                                                                     ==============
             Other Assets Less Liabilities                                                                 5,606,570    1.6
                                                                                                      --------------  ------
             Net Assets                                                                               $  359,503,324  100.0%
                                                                                                      ==============  ======

  *American Depositary Receipts (ADR).
 **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
 ++Non-income producing security.
+++Effective February 16, 1999, the Company's Board of Directors adopted a change in valuation for Malaysian securities. The Company will utilize a Malaysian exchange rate of 3.80 and record an estimated exit tax on the value of any investments made before February 15, 1999, based upon its value as of August 31, 1998, in the amount of 30% through March 31, 1999, 20% from April 1, 1999 through May 31, 1999 and 10% from June 1, 1999 through August 31, 1999. These changes are due to the capital controls implemented by the Malaysian government, which froze the Malaysian ringgit at 3.80 until September 1, 1999 and initiated a tax at various rates, as described above, on any funds repatriated from Malaysia.


See Notes to Financial Statements.

Merrill Lynch Dragon Fund, Inc., June 30, 1999

STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 1999
Assets:             Investments, at value (identified cost--$246,340,054)(Note 1a)                        $  353,896,754
                    Cash                                                                                             747
                    Foreign cash (Note 1c)                                                                     6,629,952
                    Receivables:
                      Securities sold                                                    $    2,265,562
                      Capital shares sold                                                     2,037,158
                      Dividends                                                                 744,705        5,047,425
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                          81,300
                                                                                                          --------------
                    Total assets                                                                             365,656,178
                                                                                                          --------------

Liabilities:        Payables:
                      Capital shares redeemed                                                 4,198,559
                      Investment adviser (Note 2)                                               302,532
                      Distributor (Note 2)                                                      233,760
                      Securities purchased                                                      133,279        4,868,130
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,284,724
                                                                                                          --------------
                    Total liabilities                                                                          6,152,854
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  359,503,324
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                     $      248,248
                    Class B Shares of Common Stock, $.10 par value, 200,000,000
                    shares authorized                                                                          2,409,869
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            219,855
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            752,742
                    Paid-in capital in excess of par                                                         442,958,085
                    Accumulated distributions in excess of investment income--net                               (380,329)
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 5)                                                     (182,315,452)
                    Accumulated distributions in excess of realized capital gains on investments and foreign currency
                    transactions--net (Note 1g)                                                              (11,169,131)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        106,779,437
                                                                                                          --------------
                    Net assets                                                                            $  359,503,324
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $25,134,323 and 2,482,478
Value:                       shares outstanding                                                           $        10.12
                                                                                                          ==============
                    Class B--Based on net assets of $237,000,570 and 24,098,689
                             shares outstanding                                                           $         9.83
                                                                                                          ==============
                    Class C--Based on net assets of $21,294,781 and 2,198,550
                             shares outstanding                                                           $         9.69
                                                                                                          ==============
                    Class D--Based on net assets of $76,073,650 and 7,527,418
                             shares outstanding                                                           $        10.11
                                                                                                          ==============

                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1999
Investment          Dividends (net of $139,759 foreign withholding tax)                                   $    3,224,563
Income              Interest and discount earned                                                                 517,495
(Notes 1d & 1e):                                                                                          --------------
                    Total income                                                                               3,742,058
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $    1,469,308
                    Account maintenance and distribution fees--Class B (Note 2)                 989,709
                    Transfer agent fees--Class B (Note 2)                                       328,206
                    Custodian fees                                                              245,324
                    Transfer agent fees--Class D (Note 2)                                        85,265
                    Account maintenance and distribution fees--Class C (Note 2)                  80,745
                    Account maintenance fees--Class D (Note 2)                                   78,707
                    Printing and shareholder reports                                             70,408
                    Accounting services (Note 2)                                                 50,910
                    Professional fees                                                            44,379
                    Registration fees (Note 1f)                                                  34,738
                    Transfer agent fees--Class C (Note 2)                                        26,937
                    Directors' fees and expenses                                                 23,404
                    Transfer agent fees--Class A (Note 2)                                        22,433
                    Pricing fees                                                                  3,852
                    Other                                                                         4,093
                                                                                         --------------
                    Total expenses                                                                             3,558,418
                                                                                                          --------------
                    Investment income--net                                                                       183,640
                                                                                                          --------------

Realized &          Realized loss from:
Unrealized Gain       Investments--net                                                      (16,351,826)
(Loss) on             Foreign currency transactions--net                                       (629,833)     (16,981,659)
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      119,247,078
(Notes 1b, 1c,        Foreign currency transactions--net                                       (734,434)     118,512,644
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                    101,530,985
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $  101,714,625
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., June 30, 1999


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
                                                                                            June 30,       December 31,
                    Increase (Decrease) in Net Assets:                                        1999             1998
Operations:         Investment income--net                                               $      183,640   $    3,947,759
                    Realized loss on investments and foreign currency
                    transactions--net                                                       (16,981,659)    (157,132,263)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                  118,512,644       63,300,980
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                              101,714,625      (89,883,524)
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                        --         (216,933)
Shareholders          Class B                                                                        --       (1,017,103)
(Note 1g):            Class C                                                                        --          (80,142)
                      Class D                                                                        --         (789,917)
                    In excess of investment income--net:
                      Class A                                                                        --          (70,818)
                      Class B                                                                        --         (332,036)
                      Class C                                                                        --          (26,163)
                      Class D                                                                        --         (257,870)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                                    --       (2,790,982)
                                                                                         --------------   --------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                            (42,442,996)    (133,868,029)
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase (decrease) in net assets                                  59,271,629     (226,542,535)
                    Beginning of period                                                     300,231,695      526,774,230
                                                                                         --------------   --------------
                    End of period                                                        $  359,503,324   $  300,231,695
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                          Class A++
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       June 30,      For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  1999       1998     1997      1996       1995
Per Share           Net asset value, beginning of period              $   7.24   $   8.81  $  18.09  $  15.99   $  15.05
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .04        .14       .12       .14        .12
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     2.84      (1.57)    (7.51)     2.03       1.00
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.88      (1.43)    (7.39)     2.17       1.12
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.11)       --        --         --
                      In excess of investment income--net                   --       (.03)       --        --       (.18)
                      Realized gain on investments--net                     --         --     (1.68)     (.07)        --
                      In excess of realized gain on
                      investments--net                                      --         --      (.21)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --       (.14)    (1.89)     (.07)      (.18)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.12   $   7.24  $   8.81  $  18.09   $  15.99
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  39.78%+++ (16.22%)  (40.77%)   13.59%      7.44%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.59%*     1.46%     1.35%     1.33%      1.37%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                                .88%*     1.78%      .73%      .78%       .74%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 25,134   $ 13,961  $ 14,431  $ 49,943   $ 31,591
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  35.41%     99.85%    21.11%    30.63%     24.52%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., June 30, 1999


FINANCIAL HIGHLIGHTS (continued)
                                                                                         Class B++++
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       June 30,        For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  1999       1998     1997      1996      1995
Per Share           Net asset value, beginning of period              $   7.07   $   8.58  $  17.89 $    15.98  $  15.03
Operating                                                             --------   --------  -------- ----------  --------
Performance:        Investment income (loss)--net                           --++      .06      (.04)      (.04)     (.03)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     2.76      (1.52)    (7.38)      2.02      1.00
                                                                      --------   --------  -------- ----------  --------
                    Total from investment operations                      2.76      (1.46)    (7.42)      1.98       .97
                                                                      --------   --------  -------- ----------  --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.04)       --         --        --
                      In excess of investment income--net                   --       (.01)       --         --      (.02)
                      Realized gain on investments--net                     --         --     (1.68)      (.07)       --
                      In excess of realized gain on
                      investments--net                                      --         --      (.21)        --        --
                                                                      --------   --------  -------- ----------  --------
                    Total dividends and distributions                       --       (.05)    (1.89)      (.07)     (.02)
                                                                      --------   --------  -------- ----------  --------
                    Net asset value, end of period                    $   9.83   $   7.07  $   8.58 $    17.89  $  15.98
                                                                      ========   ========  ======== ==========  ========

Total Investment    Based on net asset value per share                  39.04%+++ (17.06%)  (41.40%)    12.41%     6.49%
Return:**                                                             ========   ========  ======== ==========  ========

Ratios to Average   Expenses                                             2.66%*     2.54%     2.39%      2.36%     2.41%
Net Assets:                                                           ========   ========  ======== ==========  ========
                    Investment income (loss)--net                        (.23%)*     .73%     (.26%)     (.24%)    (.20%)
                                                                      ========   ========  ======== ==========  ========

Supplemental        Net assets, end of period (in thousands)          $237,000   $206,809  $374,914 $1,157,944  $991,281
Data:                                                                 ========   ========  ======== ==========  ========
                    Portfolio turnover                                  35.41%     99.85%    21.11%     30.63%    24.52%
                                                                      ========   ========  ======== ==========  ========


                                                                                          Class C++++
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       June 30,      For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  1999       1998      1997     1996        1995
Per Share           Net asset value, beginning of period              $   6.97   $   8.46  $  17.68  $  15.79   $  14.92
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                           --++      .06      (.04)     (.04)      (.04)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     2.72      (1.50)    (7.29)     2.00       1.00
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.72      (1.44)    (7.33)     1.96        .96
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.04)       --        --         --
                      In excess of investment income--net                   --       (.01)       --        --       (.09)
                      Realized gain on investments--net                     --         --     (1.68)     (.07)        --
                      In excess of realized gain on
                      investments--net                                      --         --      (.21)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --       (.05)    (1.89)     (.07)      (.09)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.69   $   6.97  $   8.46  $  17.68   $  15.79
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  39.02%+++ (17.05%)  (41.38%)   12.43%      6.46%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.66%*     2.54%     2.41%     2.37%      2.42%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        (.23%)*     .75%     (.28%)    (.23%)     (.28%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 21,295   $ 15,431  $ 22,111  $ 62,113   $ 29,042
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  35.41%     99.85%    21.11%    30.63%     24.52%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Amount is less than $.01 per share.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., June 30, 1999


FINANCIAL HIGHLIGHTS (concluded)
                                                                                          Class D++
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       June 30,      For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share           Net asset value, beginning of period              $   7.24   $   8.80  $  18.11  $  16.05   $  15.08
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .03        .11       .09       .09        .09
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     2.84      (1.55)    (7.51)     2.04       1.02
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.87      (1.44)    (7.42)     2.13       1.11
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.09)       --        --         --
                      In excess of investment income--net                   --       (.03)       --        --       (.14)
                      Realized gain on investments--net                     --         --     (1.68)     (.07)        --
                      In excess of realized gain on
                      investments--net                                      --         --      (.21)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --       (.12)    (1.89)     (.07)      (.14)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.11   $   7.24  $   8.80  $  18.11   $  16.05
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  39.64%+++ (16.38%)  (40.89%)   13.29%      7.35%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.84%*     1.72%     1.61%     1.58%      1.63%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                                .59%*     1.48%      .53%      .53%       .59%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 76,074   $ 64,031  $115,318  $297,179   $285,485
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  35.41%     99.85%    21.11%    30.63%     24.52%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Dragon Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write put and covered call options and purchase put and call options. When the Fund sells an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price at a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


Merrill Lynch Dragon Fund, Inc., June 30, 1996


NOTES TO FINANCIAL STATEMENTS (concluded)

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                         Account      Distribution
                                     Maintenance Fee      Fee

Class B                                   0.25%           0.75%
Class C                                   0.25%           0.75%
Class D                                   0.25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 1999, MLFD earned underwriting discounts and direct commissions, and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                        MLFD          MLPF&S

Class A                                $   25         $   283
Class D                                $3,490         $40,539


For the six months ended June 30, 1999, MLPF&S received contingent deferred sales charges of $311,188 and $8,464 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $189,409 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $101,143,138 and $146,992,252, respectively.

Net realized gains (losses) for the six months ended June 30, 1999 and net unrealized gains (losses) as of June 30, 1999 were as follows:


                                   Realized       Unrealized
                                    Gains           Gains
                                   (Losses)        (Losses)

Long-term investments           $ (16,352,020)   $107,556,700
Short-term investments                    194              --
Foreign currency transactions        (629,833)       (777,263)
                                -------------    ------------
Total                           $ (16,981,659)   $106,779,437
                                =============    ============


As of June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $107,556,700, of which $110,315,064 related to appreciated securities and $2,758,364 related to depreciated securities. At June 30, 1999, the aggregate cost of investments for Federal income tax purposes was $246,340,054.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions for the six months ended June 30, 1999 and the year ended December 31, 1998 was $42,442,996 and $133,868,029, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                        11,089,655  $   89,247,117
Shares redeemed                   (10,534,379)    (85,065,065)
                              ---------------  --------------
Net increase                          555,276  $    4,182,052
                              ===============  ==============



Class A Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                        15,653,403  $  111,046,956
Shares issued to shareholders
in reinvestment of dividends and
distributions                          36,394         258,759
                              ---------------  --------------
Total issued                       15,689,797     111,305,715
Shares redeemed                   (15,400,664)   (110,364,777)
                              ---------------  --------------
Net increase                          289,133  $      940,938
                              ===============  ==============



Class B Shares for the Six Months                   Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                         1,946,371  $   15,743,305
Shares redeemed                    (6,868,716)    (51,005,130)
Automatic conversion of shares       (213,723)     (1,671,384)
                              ---------------  --------------
Net decrease                       (5,136,068) $  (36,933,209)
                              ===============  ==============



Merrill Lynch Dragon Fund, Inc., June 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)



Class B Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                        14,667,045  $  105,916,021
Shares issued to shareholders
in reinvestment of dividends and
distributions                         159,633       1,107,854
                              ---------------  --------------
Total issued                       14,826,678     107,023,875
Shares redeemed                   (28,838,811)   (201,760,153)
Automatic conversion of
shares                               (440,989)     (2,950,502)
                              ---------------  --------------
Net decrease                      (14,453,122) $  (97,686,780)
                              ===============  ==============


Class C Shares for the Six Months                   Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                         1,234,109  $    9,821,006
Shares redeemed                    (1,250,181)     (9,465,937)
                              ---------------  --------------
Net increase (decrease)               (16,072) $      355,069
                              ===============  ==============


Class C Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                         8,974,966  $   64,145,196
Shares issued to shareholders
in reinvestment of dividends
and distributions                      13,504          92,366
                              ---------------  --------------
Total issued                        8,988,470      64,237,562
Shares redeemed                    (9,387,631)    (67,722,350)
                              ---------------  --------------
Net decrease                         (399,161) $   (3,484,788)
                              ===============  ==============


Class D Shares for the Six Months                   Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                           580,207  $    4,744,985
Automatic conversion of
shares                                208,394       1,671,384
                              ---------------  --------------
Total issued                          788,601       6,416,369
Shares redeemed                    (2,104,564)    (16,463,277)
                              ---------------  --------------
Net decrease                       (1,315,963) $  (10,046,908)
                              ===============  ==============


Class D Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                        15,696,281  $  115,286,453
Automatic conversion of shares        428,711       2,950,502
Shares issued to shareholders
in reinvestment of dividends
and distributions                     110,723         787,239
                              ---------------  --------------
Total issued                       16,235,715     119,024,194
Shares redeemed                   (20,503,790)   (152,661,593)
                              ---------------  --------------
Net decrease                       (4,268,075) $  (33,637,399)
                              ===============  ==============


5. Capital Loss Carryforward:
On December 31, 1998, the Fund had a net capital loss carryforward of approximately $167,519,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.



EQUITY PORTFOLIO CHANGES


For the Quarter Ended June 30, 1999

 Additions

 Allgreen Properties Limited
*Asia Pulp & Paper Company Ltd. (ADR)
 City Development Limited
 Cosco Pacific Limited
 Cycle & Carriage Ltd.
 DBS Land Limited
 Dah Sing Financial Group
 Dao Heng Bank Group Ltd.
 Far Eastern Textile Ltd.
*Giordano Holdings
 Giordano International Limited
 Hitron Techonology Inc.
 Kookmin Bank
 Korea Telecom Corporation (ADR)
 Legend Holdings Limited
 Malaysia International Shipping
   Corporation Berhad 'Foreign'
 New World Development Company
*PT Astra International Tbk
 PT Bank Internasional Indonesia 'Foreign'
 PT Hanjaya Mandala Sampoerna Tbk
 Shandong International Power
   Development Company Limited 'H'
 Siam Commercial Bank Public Company
   Limited 'Foreign'
 Synnex Technology International
   Corporation
 TelecomAsiaCorporation Public Company
   Limited 'Foreign'
 Telekom Malaysia Berhad
 United Microelectronics Corporation, Ltd.
 Wharf (Holdings) Ltd.
*Yanzhou Coal Mining Co. Ltd. 'H'


 Deletions

 AXAChina Region Ltd.
*Asia Pulp & Paper Company Ltd. (ADR)
 Ayala Land, Inc. 'B'
 BECWorld Public Company Limited
   'Foreign'
 CLP Holdings Limited
 Compeq Manufacturing Co., Ltd.
 Elec & Eltek International Co., Ltd.
 Genting BHD
*Giordano Holdings
 Guangdong Kelon Electrical Holdings
   Company Limited (Class H)
 Jiangsu Expressway Company Ltd. 'H'
 Nestle Malaysia BHD
*PT Astra International Tbk
 Singapore Telecommunications, Ltd.
 Star Publications Malaysia BHD
 VTech Holdings Limited
 YTL Power International BHD
*Yanzhou Coal Mining Co. Ltd. 'H'
 Yanzhou Coal Mining Co. Ltd. (ADR)
 Zhejiang Expressway Co. Ltd. 'H'

[FN]
*Added and deleted in the same quarter.



Merrill Lynch Dragon Fund, Inc., June 30, 1999


PORTFOLIO INFORMATION


Investments
As of 6/30/99


Ten Largest Equity Holdings               Percent of
Represented in the Portfolio              Net Assets

HSBC Holdings PLC*                           5.6%
Hutchison Whampoa Limited                    5.2
Hong Kong Telecommunications Ltd. (ADR)      5.1
Korea Electric Power Corporation*            4.6
Samsung Electronics                          4.5
Cheung Kong (Holdings) Ltd.                  4.4
Samsung Fire & Marine Insurance              3.9
Taiwan Semiconductor Manufacturing Company   2.5
Sun Hung Kai Properties Ltd.                 2.5
Singapore Press Holdings Ltd.                2.4

[FN]
*Represents combined holdings.



Ten Largest Industries                    Percent of
Represented in the Portfolio              Net Assets

Banking                                     16.2%
Electronics                                 15.8
Telecommunications                          13.6
Real Estate                                 10.4
Utilities--Electric & Gas                    6.9
Conglomerates                                5.6
Insurance                                    3.9
Publishing & Broadcasting                    3.6
Retail                                       3.6
Food                                         2.4


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Kara W.Y. Tan Bhala, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip Gillespie, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863